EXHIBIT 10(ii).5
                           FOURTH AMENDMENT
                       TO SECURED LOAN AGREEMENT

     This Fourth Amendment to Secured Loan Agreement (this "Amendment") is entered into as of this 11th day of February, 1994 and is by and between Household Bank, f.s.b. ("Bank") as assignee of Household Commercial of California, Inc. ("Commercial") and International Technology Corporation ("Guarantor") and IT Corpora-tion ("Borrower").

     WHEREAS, Commercial, Borrower, and Guarantor entered into that certain Secured Loan Amendment dated as of April 20, 1990 as amended by that certain First Amendment to Secured Loan Agreement dated as of June 16, 1992, that certain Second Amendment to Secured Loan Agreement dated June 28, 1993, and that certain Third Amendment to Secured Loan Agreement dated November 15, 1993 (the "Agreement"); and

     WHEREAS, Commercial has assigned and transferred its interest under the Agreement to Bank; and

     WHEREAS, Bank, Borrower and Guarantor wish to provide a period of time in which collateral appraisals in connection with a proposed prepayment by Borrower of a balloon payment due in June, 1995 in return for Bank's consideration of a modification of
Section 10B.2 of the Agreement (based upon such payment) for the remaining term of the Agreement.

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF
WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO HEREBY AGREE AS
FOLLOWS:

     1. Lender hereby waives its right to declare a Default pursuant to Section 10B.2 of the Agreement from the date hereof until 12:00 noon CST on March 25, 1994 provided no other Default or Event of Default exists under the Agreement.

     2. Except as amended hereby, all of the remaining terms and conditions of the Agreement shall remain in full force and effect, and each party signing below agrees that, except as modified hereby, its obligations under the Agreement shall remain in full force and effect.

GUARANTOR:

INTERNATIONAL TECHNOLOGY CORPORATION

By:             ANTHONY J. DELUCA
Name Printed:   Anthony J. DeLuca
Title:          CFO

BORROWER:

IT CORPORATION

By:             ANTHONY J. DELUCA
Name Printed:   Anthony J. DeLuca
Title:          CFO

HOUSEHOLD BANK, f.s.b.

By:             MICHAEL J. URLICH
Name Printed:   Michael J. Urlich
Title:          Vice President